CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Dec. 31, 2020	Dec. 31, 2019
Statement of Comprehensive Income [Abstract]
Net loss	$ (14,663)	$ (932)	$ (2,430)	$ (124,323)
Other comprehensive (loss) income:
Net change in foreign currency translation adjustments	85	(1,498)	90	23
Other comprehensive income (loss):	85	(1,498)	90	23
Total comprehensive loss	$ (14,578)	$ (2,430)	$ (2,340)	$ (124,300)